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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003



                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-9922                  04-2608713
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       11770 Bernardo Plaza Court, Suite 351,
               San Diego, California                                92128
      (Address of principal executive offices)                    (Zip code)

                                 (858) 451-7001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On January 21, 2003, the Board of Directors of Equidyne Corporation unanimously voted to approve the Amended and Restated By-Laws of Equidyne Corporation. A copy of the Amended and Restated By-Laws of Equidyne Corporation is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed as part of this Current Report on Form 8-K:

     Exhibit No.    Description
     -----------    ------------------------------------------------------------

         3.2 Amended and Restated By-Laws of Equidyne Corporation dated as of January 21, 2003.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 27, 2003

                                  EQUIDYNE CORPORATION
                                       (Registrant)


                                  By:    /s/ Marcus R. Rowan
                                         --------------------------------------
                                         Name:  Marcus R. Rowan
                                         Title: Chief Executive Officer